UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2023

S&W SEED COMPANY

(Exact name of registrant as specified in Its charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 506-9191

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2023, S&W Seed Company (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Voting matters are described in detail in the definitive proxy statement relating to the Annual Meeting (the "Proxy Statement").

Proposal 1. Election of Directors

The Company's stockholders elected the five persons listed below as directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their successor is elected, or, if sooner, until their death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark J. Harvey	24,000,533	461,372	4,104,650	6,546,766
Elizabeth Horton	28,017,901	516,331	32,323	6,546,766
Alexander C. Matina	23,992,181	469,594	4,104,780	6,546,766
Alan D. Willits	23,853,177	608,663	4,104,715	6,546,766
Mark W. Wong	23,875,062	587,438	4,104,055	6,546,766

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

The Company's stockholders ratified the selection of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2024. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,967,219	108,569	37,533	0

Proposal 3. Advisory Vote on Executive Compensation

The Company's stockholders approved, on an advisory basis, the compensation of the Company's Named Executive Officers, as disclosed in the Proxy Statement. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,272,044	200,505	94,006	6,546,766

Proposal 4. Issuance of Common Stock upon the Conversion of Series B Preferred Stock

The Company's stockholders approved the issuance of shares of the Company's common stock upon the conversion of Series B Preferred Stock issued by the Company in connection with a private placement which was completed on February 18, 2022. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,258,722	195,251	112,582	6,546,766

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By:	/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer

Date: December 14, 2023